Virtus Newfleet High Yield Bond ETF (Ticker: BLHY) (the “Fund”),

a series of Virtus ETF Trust II (the “Trust”)

Supplement dated November 17, 2023 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated November 28, 2022, as supplemented

Important Notice Regarding Changes to the Fund’s Name, Ticker Symbol and Management Fees

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

On November 13, 2023, the Board of Trustees of the Trust (the “Board”) approved changing the Fund’s name to “Virtus Newfleet Short Duration High Yield Bond ETF,” which will be effective on November 28, 2023 (the “Effective Date”). As a result of this change, the Fund will also change its ticker symbol to “VSHY” and implement a short duration target of one to three years on the Effective Date.

On November 13, 2023, the Board also approved amending the Fund’s Advisory Agreement with Virtus ETF Advisers LLC (the “Adviser”) to adopt a unified management fee (“Unified Fee”) for the Fund, which will be effective on the Effective Date. The Unified Fee will continue to be paid at the current annual rate of 0.39% of the Fund’s average daily net assets (the “Advisory Fee”), except that, as a Unified Fee, the Adviser will pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. This change will result in a reduction to the Fund’s total annual fund operating expenses as reported in the current Prospectus.

The foregoing changes will not impact the Fund’s investment objective or 80% policy to invest in a diversified portfolio of high yield bonds and other debt securities.

Investors should retain this supplement for future reference.